SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

     Date  of  Report  (Date  of  earliest  event  reported): October 2, 2002


                      Vanderbilt Mortgage and Finance, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Tennessee
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


     333-57532-05                              62-0997810
---------------------------                   ---------------------------------
(Commission  File  Number)                    (IRS  Employer Identification No.)


                  Vanderbilt  Mortgage  and  Finance,  Inc.
                  500  Alcoa  Trail
                  Maryville,  TN  37804
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 865-380-3000



        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item  5.          Other  Events
                  -------------

     For the Remittance Date of October 7, 2002, The Chase Manhattan Bank, as Trustee, made the monthly distributions to the holders of the Vanderbilt
Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-1.

Item  7.          Financial  Statements  and  Exhibits
                  ------------------------------------

     (c)     Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit  No.        Description                               Page
     ------------        -----------                               ----

        20               Monthly  Report  delivered  by              3
                         the  Trustee  to  Certificateholders
                         in connection with the distributions on the Remittance Date specified in Item 5 above.

SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     VANDERBILT MORTGAGE AND FINANCE, INC., as Servicer


     By:            /s/ David  R.  Jordan
     Name:          David  R.  Jordan
     Title:         Secretary

Dated:  October 2, 2002

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